Exhibit 99.1

EA REPORTS SECOND QUARTER FISCAL 2008 RESULTS

Ten Titles Hitting Retail Shelves This Holiday Season

Number One 3rd Party Publisher on Wii Year to Date

REDWOOD CITY, CA – November 1, 2007 – Electronic Arts (NASDAQ: ERTS) today announced preliminary financial results for its second quarter ended September 30, 2007.

Fiscal Second Quarter Results (comparisons are to the quarter ended September 30, 2006)

Net revenue for the quarter was $640 million, down 18 percent as compared with $784 million for the prior year. Beginning in fiscal 2008, EA no longer charges for its service related to certain online-enabled packaged goods games. As a result, the Company recognizes revenue from the sale of these games over the estimated service period. This change resulted in a $296 million sequential net increase in deferred net revenue as of September 30, 2007, which will be recognized in future periods.

Sales were driven by Madden NFL 08, FIFA 08, NCAA® Football 08, Tiger Woods PGA TOUR® 08 and MySims™, each selling over one million copies.

Gross profit for the quarter was $245 million, down 45 percent year-over-year. Net loss for the quarter was $195 million as compared with net income of $22 million for the prior year. Diluted loss per share was $0.62 as compared with earnings per share of $0.07 for the prior year.

Non-GAAP diluted earnings per share were $0.27 as compared with $0.21 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

“Our strategic priorities on quality, innovation and managing cost are showing progress,” said John Riccitiello, Chief Executive Officer. “Highly accessible new properties like SKATE and MySims have broken through with consumers and EA SPORTS continues to deliver great experiences on every platform. We’ve also announced a restructuring as part of a plan to better align cost with revenues.”

“We think this will be a great holiday season for consumers,” said Warren Jenson, Chief Financial and Administrative Officer. “We plan to launch over ten titles including The Simpsons Game, Need for Speed Pro Street, Hellgate: London, Rock Band, NBA Live 08, SimCity Societies and Crysis.”

Highlights

•	Madden NFL 08 sold 4.5 million copies and was EA’s best performing title in the quarter.

•	FIFA 08 sold 2.9 million copies internationally – with sell through at retail up double digits year-over-year.

•	MySims, a new owned intellectual property, sold over one million copies on the Nintendo DS™ and Wii.

•	SKATE, a new owned intellectual property with a metacritic rating of 85, is the highest rated new game in the popular skate boarding genre.

•	On the Wii™ from Nintendo, EA had 12 percent share in North America and an estimated 13 percent in Europe – making EA the number one third party publisher on this system year-to-date.

•	Current generation (Xbox 360™, PLAYSTATION®3 and Wii) revenue (excluding deferral) was $399 million.

•	EA announced the acquisition of BioWare Corp. and Pandemic Studios — leaders in Role Playing, Action and Adventure games.

•	Will Wright, creator of The Sims™ and SPORE™, was the recipient of the British Academy of Film and Television Arts Fellowship – the first interactive entertainment professional to receive this award.

EA’s Reorganization Plan

On October 29, 2007, EA’s Board of Directors approved a plan of reorganization in connection with the reorganization of EA’s business into several divisions, including four new “Labels”. Pursuant to the plan, over the next 24 months, EA anticipates (a) closing certain facilities, including EA’s facility in Chertsey, England, (b) relocating and/or eliminating certain job positions, (c) incurring costs in connection with lease and other contract terminations, and (d) incurring IT and consulting costs to assist in the reorganization of business support functions. The Company expects to incur total pre-tax charges of between $90 million and $110 million, the majority of which will be incurred in fiscal 2008. The Company estimates these actions will result in annual pre-tax cost savings of approximately $25 million to $30 million.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of November 1, 2007. Results may be materially different and are affected by many factors, such as: consumer demand for console hardware and the ability of the console manufacturers to produce an adequate supply of consoles to meet that demand; consumer demand for games for legacy consoles, particularly the PlayStation®2 computer entertainment system; the popular appeal of EA’s products; development delays on EA’s products; changes in anticipated costs, expected savings and impact on EA’s operations of the Company’s reorganization plan; changes in the timing and anticipated financial impact of the Company’s acquisition of VG Holding Corp. (BioWare Corp. and Pandemic Studios); changes in foreign exchange rates; the overall global economy; competition in the industry; EA’s effective tax rate and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year Expectations – Ending March 31, 2008

•	Net revenue is expected to be between $3.35 and $3.65 billion – up $150 million from the Company’s previous guidance.

•

Net revenue excluding the impact of the change in deferred net revenue (packaged goods and digital content) is expected to be between $3.8 and $4.0 billion – up $150 million from the Company’s previous guidance.

•	GAAP diluted loss per share is expected to be between ($1.60) and ($0.91) – down from the Company’s previous guidance of ($0.63) to ($0.10).

•

Non-GAAP diluted earnings per share are expected to be between $0.85 and $1.15 – down $0.05 from the Company’s previous guidance due to the dilutive impact of the proposed acquisition of BioWare Corp. and Pandemic Studios. Expected non-GAAP diluted earnings per share exclude the following items from expected GAAP diluted loss per share:

•	$0.86 to $1.10 for the impact of the change in deferred net revenue (packaged goods and digital content)

•	$0.48 to $0.61 for acquisition-related charges related to the Company’s pending acquisition of BioWare Corp. and Pandemic Studios

•	$0.39 of estimated stock-based compensation

•	$0.19 to $0.21 of charges related to the reorganization announced today

•	$0.15 of amortization of intangible assets

•	$0.01 of restructuring charges related to the reorganization and establishment of an international publishing headquarters in Geneva.

•	$0.02 related to the difference between diluted and basic share count

Fiscal Third Quarter Expectations – Ending December 31, 2007

•	Net revenue is expected to be between $1.325 and $1.575 billion.

•	Net revenue excluding the impact of the change in deferred net revenue (packaged goods and digital content) is expected to be between $1.625 and $1.8 billion.

•	GAAP diluted earnings (loss) per share are expected to be between ($0.28) and $0.12.

•	Non-GAAP diluted earnings per share are expected to be between $0.75 and $0.95. Expected non-GAAP diluted earnings per share exclude the following items from expected GAAP diluted loss per share:

•	$0.54 to $0.74 for the impact of the change in deferred net revenue (packaged goods and digital content)

•	$0.17 to $0.19 of charges related to the reorganization announced today

•	$0.09 of estimated stock-based compensation

•	$0.03 of amortization of intangible assets

•	$0.02 related to the difference between diluted and basic share count

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the second quarter fiscal 2008 ended September 30, 2007 and its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number: (877) 723-9518, access code 220497, or via webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until November 8, 2007 at (719) 457-0820, access code 220497. A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Analyst Meeting

Electronic Arts will host an analyst meeting on February 12, 2008 at 9:00 am PT (12:00 pm ET) at its corporate headquarters in Redwood City, California.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Electronic Arts include: non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items from the Company’s unaudited condensed consolidated statements of operations:

•	The impact of the change in deferred net revenue (packaged goods and digital content)

•	Acquired in-process technology

•	Amortization of intangibles

•	Certain litigation expenses

•	Restructuring charges

•	Stock-based compensation

•	Income tax adjustments (consisting of the income tax effect of the items listed above and certain one-time income tax adjustments)

Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results both as a consolidated entity and at the business unit level, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods.

In addition to the reasons stated above, which are generally applicable to each of the items Electronic Arts excludes from its non-GAAP financial measures, the Company believes it is appropriate to exclude certain items for the following reasons:

Amortization of Intangibles. When analyzing the operating performance of an acquired entity, Electronic Arts’ management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, the Company’s management excludes the GAAP impact of acquired intangible assets to its financial results. Electronic Arts believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Electronic Arts generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Electronic Arts believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Stock-Based Compensation. Electronic Arts adopted SFAS 123(R), “Share-Based Payment” beginning in its fiscal year 2007. When evaluating the performance of its individual business units, the Company does not consider stock-based compensation charges. Likewise, the Company’s management teams exclude stock-based compensation expense from their short and long-term operating plans. In contrast, the Company’s management teams are held accountable for cash-based compensation and such amounts are included in their operating plans. Further, when considering the impact of equity award grants, Electronic Arts places a greater emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.

Video game platforms have historically had a life cycle of four to six years, which causes the video game software market to be cyclical. The Company’s management analyzes its business and operating performance in the context of these business cycles, comparing Electronic Arts’ performance at similar stages of different cycles. For comparability purposes, Electronic Arts believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its core business.

Restructuring Charges. Although Electronic Arts has engaged in various restructuring activities in the past, each has been a discrete, extraordinary event based on a unique set of business objectives. Each of these restructurings has been unlike its predecessors in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures.

Change in Deferred Net Revenue (Packaged Goods and Digital Content). Beginning in fiscal 2008, Electronic Arts is no longer able to objectively determine the fair value of the online service included in certain of its packaged goods games and online content. As a result, the Company recognizes the revenue from the sale of these games and content over the estimated online service period. Although Electronic Arts will defer the recognition of a significant portion of its net revenue as a result of this change, there will be no adverse impact to its operating cash flow. Internally, Electronic Arts’ management excludes the impact of the change in deferred net revenue related to packaged goods games and digital content in its non-GAAP financial measures when evaluating the Company’s operating performance, when planning, forecasting and analyzing future periods, and when assessing the performance of its management team. The Company believes that excluding the impact of the change in deferred net revenue from its operating results is important to facilitate comparisons to prior periods during which the Company was able to objectively determine the fair value of the online service and not delay the recognition of significant amounts of net revenue related to online-enabled packaged goods.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Forward-Looking Statements

Some statements set forth in this release, including the estimates under the headings “Business Outlook” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to successfully implement its reorganization plans; the consumer demand for, and the availability of an adequate supply of console hardware units (including the Xbox 360™ video game and entertainment system, the PLAYSTATION®3 computer entertainment system and the Wii™); consumer demand for software for legacy consoles, particularly the PlayStation 2; the Company’s ability to predict consumer preferences among competing hardware platforms; the Company’s ability to realize the anticipated benefits of its pending acquisition of VG Holding Corp.; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; the Company’s ability to manage expenses during fiscal year 2008; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; and other factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007 and Quarterly Report for the quarter ended June 30, 2007. These forward-looking statements speak only as of November 1, 2007. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the heading “Business Outlook”. In addition, the financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended September 30, 2007.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the company develops, publishes, and distributes interactive software worldwide for video game systems, personal computers, cellular handsets and the Internet. Electronic Arts markets its products under four brand names: EA SPORTSTM, EATM, EA SPORTS BIGTM and POGOTM. In fiscal 2007, EA posted revenue of $3.09 billion and had 24 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

EA, EA SPORTS, EA SPORTS BIG, POGO, MySims, Need for Speed, SimCity, SPORE and The Sims are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. Crysis is a trademark of Crytek. Rock Band is a trademark of Harmonix Music Systems, Inc., a division of MTV Networks. The Simpsons is a trademark of Twentieth Century Fox Film Corporation. Hellgate™: London is a trademark and/or registered trademark of Flagship Studios, Inc. throughout the world. John Madden, NFL, NCAA, Tiger Woods, PGA TOUR, NBA and FIFA are trademarks or other intellectual property of their respective owners and used with permission. “PlayStation” and “PLAYSTATION” are registered trademark of Sony Computer Entertainment Inc. Xbox and Xbox 360 are trademarks of the Microsoft group of companies. Nintendo DS and Wii are trademarks of Nintendo.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2007	2006	2007	2006
Net revenue	$640	$784	$1,035	$1,196
Cost of goods sold	395	339	561	506

Gross profit	245	445	474	690

Operating expenses:
Marketing and sales	164	108	246	185
General and administrative	84	72	155	131
Research and development	259	238	508	454
Amortization of intangibles	7	7	14	13
Acquired in-process technology	—	2	—	2
Restructuring charges	5	4	7	10

Total operating expenses	519	431	930	795

Operating income (loss)	(274)	14	(456)	(105)
Interest and other income, net	32	24	58	45

Income (loss) before provision for (benefit from) income taxes	(242)	38	(398)	(60)
Provision for (benefit from) income taxes	(47)	16	(70)	(1)

Net income (loss)	$(195)	$22	$(328)	$(59)

Earnings (loss) per share:
Basic	$(0.62)	$0.07	$(1.05)	$(0.19)
Diluted	$(0.62)	$0.07	$(1.05)	$(0.19)

Number of shares used in computation:
Basic	313	307	312	306
Diluted	313	315	312	306

Non-GAAP Results (in millions, except per share data)

The following tables reconcile the Company’s net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to its non-GAAP net income and non-GAAP diluted earnings per share. The Company’s non-GAAP results exclude the following, if any: the impact of the change in deferred net revenue (packaged goods and digital content), acquisition-related expenses (such as acquired in-process technology and amortization of intangibles), certain litigation expenses, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP results exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Three Months Ended September 30,		Six Months Ended September 30,
	2007	2006	2007	2006
Net income (loss)	$(195)	$22	$(328)	$(59)

Change in deferred net revenue (packaged goods and digital content) (a)	296		332
Acquired in-process technology	—	2	—	2
Amortization of intangibles	7	7	14	13
COGS amortization of intangibles	7	7	14	13
Restructuring charges	5	4	7	10
Stock-based compensation	38	33	67	70
Income tax adjustments	(71)	(10)	(88)	(22)

Non-GAAP net income	$87	$65	$18	$27

Non-GAAP diluted earnings per share	$0.27	$0.21	$0.06	$0.09
Shares used in non-GAAP diluted earnings per share computation	320	315	319	314

(a)	Effective April 1, 2007, the Company began to exclude the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	September 30, 2007	March 31, 2007(a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,176	$2,635
Marketable equity securities	716	341
Receivables, net of allowances of $185 and $214, respectively	424	256
Inventories	103	62
Deferred income taxes, net	174	84
Other current assets	260	219

Total current assets	3,853	3,597

Property and equipment, net	507	484
Investment in affiliates	33	6
Goodwill	737	734
Other intangibles, net	182	210
Deferred income taxes, net	77	25
Other assets	131	90

TOTAL ASSETS	$5,520	$5,146

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$224	$180
Accrued and other current liabilities	472	814
Deferred net revenue (packaged goods and digital content)	364	32

Total current liabilities	1,060	1,026

Income tax obligations	296	—
Deferred income taxes, net	6	8
Other liabilities	87	80

Total liabilities	1,449	1,114

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,602	1,412
Retained earnings	2,014	2,323
Accumulated other comprehensive income	452	294

Total stockholders’ equity	4,071	4,032

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,520	$5,146

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended September 30,		Six Months Ended September 30,
	2007	2006	2007	2006
OPERATING ACTIVITIES
Net income (loss)	$(195)	$22	$(328)	$(59)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation, amortization and accretion	37	37	73	72
Stock-based compensation	38	33	67	70
Realized net (gains) losses on investments and sale of property and equipment	(1)	1	(1)	1
Acquired in-process technology	—	2	—	2
Change in assets and liabilities:
Receivables, net	(294)	(222)	(156)	(63)
Inventories	(29)	(8)	(39)	(5)
Other assets	(33)	2	(78)	14
Accounts payable	103	85	29	35
Accrued and other liabilities	49	56	(84)	(86)
Deferred income taxes, net	(75)	(14)	(111)	(25)
Deferred net revenue (packaged goods and digital content)	296	—	332	—

Net cash used in operating activities	(104)	(6)	(296)	(44)

INVESTING ACTIVITIES
Capital expenditures	(23)	(48)	(37)	(86)
Purchase of marketable equity securities and investments in affiliates	—	—	(277)	—
Proceeds from maturities and sales of short-term investments	750	484	1,391	680
Purchase of short-term investments	(312)	(455)	(1,209)	(602)
Acquisition of subsidiary, net of cash acquired	—	(67)	—	(67)

Net cash provided by (used in) investing activities	415	(86)	(132)	(75)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	68	48	86	85
Excess tax benefit from stock-based compensation	23	8	31	12
Repayment of note assumed in connection with acquisition	—	—	—	(14)

Net cash provided by financing activities	91	56	117	83

Effect of foreign exchange on cash and cash equivalents	9	—	14	6

Increase (decrease) in cash and cash equivalents	411	(36)	(297)	(30)
Beginning cash and cash equivalents	663	1,248	1,371	1,242

Ending cash and cash equivalents	1,074	1,212	1,074	1,212
Short-term investments	1,102	960	1,102	960

Ending cash, cash equivalents and short-term investments	$2,176	$2,172	$2,176	$2,172

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	784	1,281	613	395	640	(18%)
Net revenue - trailing twelve months (“TTM”)	3,108	3,119	3,091	3,073	2,929	(6%)

Gross profit	445	811	378	229	245	(45%)
Gross margin - % of net revenue	57%	63%	62%	58%	38%
Gross profit - TTM	1,855	1,898	1,879	1,863	1,663	(10%)
Gross margin - TTM % of net revenue	60%	61%	61%	61%	57%

Operating income (loss)	14	215	(71)	(183)	(274)	(2057%)
Operating income (loss) margin - % of net revenue	2%	17%	(12%)	(46%)	(43%)
Operating income (loss) - TTM	267	135	39	(25)	(313)	(217%)
Operating income (loss) margin - TTM % of net revenue	9%	4%	1%	(1%)	(11%)

Net income (loss)	22	160	(25)	(132)	(195)	(986%)
Diluted earnings (loss) per share	$0.07	$0.50	($0.08)	($0.42)	($0.62)	(986%)
Net income - TTM	184	85	76	25	(192)	(204%)
Diluted earnings (loss) per share - TTM	$0.59	$0.26	$0.24	$0.07	($0.62)	(205%)

CASH FLOW DATA
Operating cash flow	(6)	227	214	(192)	(104)	(1633%)
Operating cash flow - TTM	571	520	397	243	145	(75%)

Capital expenditures	48	32	60	14	23	(52%)
Capital expenditures - TTM	153	154	178	154	129	(16%)

BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	2,172	2,411	2,635	2,189	2,176	—
Marketable equity securities	204	235	341	660	716	251%
Receivables, net	267	551	256	123	424	59%
Inventories	67	72	62	74	103	54%
Deferred net revenue (packaged goods and digital content) (a)			32	68	364	N/M

STOCK-BASED COMPENSATION
Cost of goods sold	1	—	1	—	1
Marketing and sales	4	5	3	4	5
General and administrative	9	10	7	8	10
Research and development	19	20	17	16	22

Total Stock-Based Compensation	33	35	28	28	38

STOCK-BASED COMPENSATION - as a % of Net Revenue
Cost of goods sold	—	—	—	—	—
Marketing and sales	1%	—	1%	1%	1%
General and administrative	1%	1%	1%	2%	2%
Research and development	2%	2%	3%	4%	3%

Total Stock-Based Compensation	4%	3%	5%	7%	6%

OTHER
Employees	7,517	7,761	7,893	8,101	8,239	10%
Diluted weighted-average shares	315	319	310	311	313

GEOGRAPHIC NET REVENUE MIX
North America	512	637	307	163	362	(29%)
International	272	644	306	232	278	2%

Europe	245	583	264	204	246	—
Asia	27	61	42	28	32	19%

Net Revenue	784	1,281	613	395	640	(18%)
GEOGRAPHIC NET REVENUE MIX - as a % of Net Revenue
North America	65%	50%	50%	41%	57%
International	35%	50%	50%	59%	43%

Europe	31%	45%	43%	52%	38%
Asia	4%	5%	7%	7%	5%

Net Revenue	100%	100%	100%	100%	100%

(a)	Effective April 1, 2007, the Company began to exclude the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	YOY % Change
PLATFORM NET REVENUE MIX
Xbox 360	166	172	82	47	218	31%
PlayStation 2	269	400	117	61	73	(73%)
Wii	—	29	36	29	59	N/M
PLAYSTATION 3	—	41	52	13	17	N/M
Xbox	65	62	7	3	12	(82%)
Nintendo GameCube	14	32	4	1	3	(79%)

Total Consoles	514	736	298	154	382	(26%)

PC	86	218	128	89	79	(8%)

Nintendo DS	14	55	27	25	47	236%
Cellular Handsets	35	35	36	33	37	6%
PSP	64	118	39	21	21	(67%)
Game Boy Advance	8	21	3	2	4	(50%)

Total Mobility	121	229	105	81	109	(10%)

Co-publishing and Distribution	39	49	45	39	33	(15%)

Subscription Services	15	24	24	23	23	53%
Licensing, Advertising & Other	9	25	13	9	14	56%

Total Internet Services, Licensing & Other	24	49	37	32	37	54%

Net Revenue	784	1,281	613	395	640	(18%)

PLATFORM NET REVENUE MIX - as a % of Net Revenue
Xbox 360	21%	13%	13%	12%	34%
PlayStation 2	35%	31%	19%	16%	11%
Wii	—	2%	6%	7%	9%
PLAYSTATION 3	—	3%	9%	3%	3%
Xbox	8%	5%	1%	1%	2%
Nintendo GameCube	2%	3%	1%	—	1%

Total Consoles	66%	57%	49%	39%	60%

PC	11%	17%	21%	23%	12%

Nintendo DS	2%	4%	5%	6%	7%
Cellular Handsets	4%	3%	6%	8%	6%
PSP	8%	9%	6%	5%	3%
Game Boy Advance	1%	2%	—	1%	1%

Total Mobility	15%	18%	17%	20%	17%

Co-publishing and Distribution	5%	4%	7%	10%	5%

Subscription Services	2%	2%	4%	6%	4%
Licensing, Advertising & Other	1%	2%	2%	2%	2%

Total Internet Services, Licensing & Other	3%	4%	6%	8%	6%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM SKU RELEASE MIX (a)
Xbox 360	7	5	4	2	8	14%
PlayStation 2	8	6	6	1	7	(13%)
Wii	—	2	4	2	5	N/M
PLAYSTATION 3	—	4	3	1	7	N/M
Xbox	7	2	—	—	2	(71%)
Nintendo GameCube	2	2	—	—	1	(50%)

Total Consoles	24	21	17	6	30	25%

PC	6	9	6	5	7	17%

Nintendo DS	2	3	2	2	4	100%
PSP	9	5	2	1	3	(67%)
Game Boy Advance	2	3	—	—	1	(50%)

Total Mobility	13	11	4	3	8	(38%)

Total SKUs	43	41	27	14	45	5%

(a)	Cellular Handsets, Macintosh® Computers and iPod® are not included in SKU count.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q2 Fiscal 2008

Q2 Product Releases	Platform(i)
• FIFA 08	Xbox 360™
• Madden NFL 08	Xbox 360
• Medal of Honor Airborne™	Xbox 360
• NASCAR® 08	Xbox 360
• NCAA® Football 08	Xbox 360
• NHL® 08	Xbox 360
• SKATE	Xbox 360
• Tiger Woods PGA TOUR® 08	Xbox 360
• FIFA 08	PlayStation®2
• Madden NFL 08	PlayStation 2
• NASCAR 08	PlayStation 2
• NCAA Football 08	PlayStation 2
• NHL 08	PlayStation 2
• EA SPORTS™ Rugby 08	PlayStation 2
• Tiger Woods PGA TOUR 08	PlayStation 2
• Boogie™	Wii™
• FIFA 08	Wii
• Madden NFL 08	Wii
• MySims™	Wii
• Tiger Woods PGA TOUR 08	Wii
• FIFA 08	PLAYSTATION®3
• Madden NFL 08	PLAYSTATION 3
• NASCAR 08	PLAYSTATION 3
• NCAA Football 08	PLAYSTATION 3
• NHL 08	PLAYSTATION 3
• SKATE	PLAYSTATION 3
• Tiger Woods PGA TOUR 08	PLAYSTATION 3
• Madden NFL 08	Xbox®
• NCAA Football 08	Xbox
• Madden NFL 08	Nintendo GameCube™
• FIFA 08	PC
• Madden NFL 08	PC
• Medal of Honor Airborne	PC
• NHL 08	PC
• EA SPORTS Rugby 08	PC
• The Sims™ 2 Bon Voyage	PC
• Tiger Woods PGA TOUR 08	PC
• Battlefield 2142™	Macintosh® Computers
• Command & Conquer 3 Tiberium Wars™	Macintosh Computers
• Harry Potter and the Order of the Phoenix™	Macintosh Computers
• Need for Speed™ Carbon	Macintosh Computers
• FIFA 08	Nintendo DS™
• Madden NFL 08	Nintendo DS
• MySims	Nintendo DS
• Tiger Woods PGA TOUR 08	Nintendo DS
• Medal of Honor Airborne	Cellular Handsets
• Burnout™	Cellular Handsets
• SKATE	Cellular Handsets
• The Simpsons™ Game	Cellular Handsets
• Madden NFL 08	Cellular Handsets
• The Sims™ Bowling	Cellular Handsets
• Ronaldinho Total Control™	Cellular Handsets
• FIFA 08	PSP®
• Madden NFL 08	PSP
• Tiger Woods PGA TOUR 08	PSP
• Harry Potter and the Order of the Phoenix	Game Boy® Advance
• The Sims™ Pool	iPod®
• The Sims Bowling	iPod

Co-publishing, Distribution, and International only (ii)

• Wing Commander™ Arena (iii)	Xbox 360

(i)	Cellular Handsets, Macintosh Computers and iPod releases are not included in SKU count.

(ii)	Co-publishing, distribution, and international only are not included in SKU count.

(iii)	Xbox LIVE® Arcade casual game

All trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), acquired in-process technology, amortization of intangibles, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS
GAAP net revenue	$784	$1,281	$613	$395	$640	(18%)
Change in deferred net revenue (packaged goods and digital content) (a)				36	296

Non-GAAP net revenue (a)	$784	$1,281	$613	$431	$936	19%

GAAP gross profit	$445	$811	$378	$229	$245	(45%)
Change in deferred net revenue (packaged goods and digital content) (a)				36	296
COGS amortization of intangibles	7	7	7	7	7
Stock-based compensation	1	—	1	—	1

Non-GAAP gross profit	$453	$818	$386	$272	$549	21%

Non-GAAP gross margin - % of non-GAAP net revenue	58%	64%	63%	63%	59%

GAAP operating income (loss)	$14	$215	$(71)	$(183)	$(274)	(2057%)
Change in deferred net revenue (packaged goods and digital content) (a)				36	296
Acquired in-process technology	2	1	—	—	—
Amortization of intangibles	7	7	7	7	7
COGS amortization of intangibles	7	7	7	7	7
Restructuring charges	4	2	3	2	5
Stock-based compensation	33	35	28	28	38

Non-GAAP operating income (loss)	$67	$267	$(26)	$(103)	$79	18%

Non-GAAP operating income (loss) margin - % of non-GAAP net revenue	9%	21%	(4%)	(24%)	8%

GAAP net income (loss)	$22	$160	$(25)	$(132)	$(195)	(986%)
Change in deferred net revenue (packaged goods and digital content) (a)				36	296
Acquired in-process technology	2	1	—	—	—
Amortization of intangibles	7	7	7	7	7
COGS amortization of intangibles	7	7	7	7	7
Restructuring charges	4	2	3	2	5
Stock-based compensation	33	35	28	28	38
Income tax adjustments	(10)	(11)	(1)	(17)	(71)

Non-GAAP net income (loss)	$65	$201	$19	$(69)	$87	34%

Non-GAAP net income (loss) margin - % of non-GAAP net revenue	8%	16%	3%	(16%)	9%

GAAP diluted earnings (loss) per share	$0.07	$0.50	($0.08)	($0.42)	$(0.62)	(986%)
Non-GAAP diluted earnings (loss) per share	$0.21	$0.63	$0.06	($0.22)	$0.27	29%
Shares used in non-GAAP diluted earnings (loss) per share computation	315	319	319	311	320

(a)	Effective April 1, 2007, the Company began to exclude the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), acquired in-process technology, amortization of intangibles, certain litigation expenses, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income and non-GAAP diluted earnings per share exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	YOY % Change
TRAILING TWELVE MONTH RECONCILIATION OF RESULTS
GAAP net revenue	$3,108	$3,119	$3,091	$3,073	$2,929	(6%)
Change in deferred net revenue (packaged goods and digital content) (a)				36	332

Non-GAAP net revenue (a)	$3,108	$3,119	$3,091	$3,109	$3,261	5%

GAAP gross profit	$1,855	$1,898	$1,879	$1,863	$1,663	(10%)
Change in deferred net revenue (packaged goods and digital content) (a)				36	332
COGS amortization of intangibles	19	24	27	28	28
Stock-based compensation	1	1	2	2	2

Non-GAAP gross profit	$1,875	$1,923	$1,908	$1,929	$2,025	8%

Non-GAAP gross margin - % of non-GAAP net revenue	60%	62%	62%	62%	62%

GAAP operating income (loss)	$267	$135	$39	$(25)	$(313)	(217%)
Change in deferred net revenue (packaged goods and digital content) (a)				36	332
Acquired in-process technology	9	10	3	3	1
Amortization of intangibles	18	24	27	28	28
Certain litigation expenses	(1)	(1)	—	—	—
COGS amortization of intangibles	19	24	27	28	28
Restructuring charges	36	29	15	11	12
Stock-based compensation	72	107	133	124	129

Non-GAAP operating income	$420	$328	$244	$205	$217	(48%)

Non-GAAP operating income margin - % of non-GAAP net revenue	14%	11%	8%	7%	7%

GAAP net income (loss)	$184	$85	$76	$25	$(192)	(204%)
Change in deferred net revenue (packaged goods and digital content) (a)				36	332
Acquired in-process technology	9	10	3	3	1
Amortization of intangibles	18	24	27	28	28
Certain litigation expenses	(1)	(1)	—	—	—
COGS amortization of intangibles	19	24	27	28	28
Restructuring charges	36	29	15	11	12
Stock-based compensation	72	107	133	124	129
Income tax adjustments	1	(7)	(34)	(39)	(100)

Non-GAAP net income	$338	$271	$247	$216	$238	(30%)

Non-GAAP net income margin - % of non-GAAP net revenue	11%	9%	8%	7%	7%

GAAP diluted earnings (loss) per share	$0.59	$0.26	$0.24	$0.07	($0.62)	(205%)
Non-GAAP diluted earnings per share	$1.09	$0.86	$0.78	$0.68	$0.74	(32%)

(a)	Effective April 1, 2007, the Company began to exclude the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions, except per share data)

	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	YOY % Change
CONSOLIDATED NON-GAAP FINANCIAL DATA (b)
Non-GAAP net revenue	784	1,281	613	431	936	19%
Non-GAAP net revenue - TTM	3,108	3,119	3,091	3,109	3,261	5%

Non-GAAP gross profit	453	818	386	272	549	21%
Non-GAAP gross margin - % of non- GAAP net revenue	58%	64%	63%	63%	59%
Non-GAAP gross profit - TTM	1,875	1,923	1,908	1,929	2,025	8%
Non-GAAP gross margin - TTM % of non-GAAP net revenue	60%	62%	62%	62%	62%

Non-GAAP operating income (loss)	67	267	(26)	(103)	79	18%
Non-GAAP operating income (loss) margin - % of non-GAAP net revenue	9%	21%	(4%)	(24%)	8%
Non-GAAP operating income - TTM	420	328	244	205	217	(48%)
Non-GAAP operating income margin - TTM % of non-GAAP net revenue	14%	11%	8%	7%	7%

Non-GAAP net income (loss)	65	201	19	(69)	87	34%
Non-GAAP diluted earnings (loss) per share	$0.21	$0.63	$0.06	($0.22)	$0.27	29%
Non-GAAP net income - TTM	338	271	247	216	238	(30%)
Non-GAAP diluted earnings per share - TTM	$1.09	$0.86	$0.78	$0.68	$0.74	(32%)

GAAP GEOGRAPHIC NET REVENUE MIX
North America	512	637	307	163	362	(29%)
International	272	644	306	232	278	2%

Europe	245	583	264	204	246	—
Asia	27	61	42	28	32	19%

Net Revenue	784	1,281	613	395	640	(18%)

CHANGE IN DEFERRED NET REVENUE (PACKAGED GOODS AND DIGITAL CONTENT) GEOGRAPHIC MIX (a)
North America				8	163
International				28	133

Europe				21	129
Asia				7	4

Change In Deferred Net Revenue (Packaged Goods and Digital Content)				36	296

NON-GAAP GEOGRAPHIC NET REVENUE MIX
North America	512	637	307	171	525	3%
International	272	644	306	260	411	51%

Europe	245	583	264	225	375	53%
Asia	27	61	42	35	36	33%

Non-GAAP Net Revenue	784	1,281	613	431	936	19%

NON-GAAP GEOGRAPHIC NET REVENUE MIX - as a % of Non-GAAP Net Revenue
North America	65%	50%	50%	40%	56%
International	35%	50%	50%	60%	44%

Europe	31%	45%	43%	52%	40%
Asia	4%	5%	7%	8%	4%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)	Effective April 1, 2007, the Company began to exclude the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.
(b)	Refer to Unaudited Reconciliation of GAAP to Non-GAAP Results.

16

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions)

	Q2 FY07	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	YOY % Change
PLATFORM NON-GAAP NET REVENUE MIX
Xbox 360	166	172	82	47	218	31%
PlayStation 2	269	400	117	69	204	(24%)
PLAYSTATION 3	—	41	52	20	98	N/M
Wii	—	29	36	29	83	N/M
Xbox	65	62	7	3	12	(82%)
Nintendo GameCube	14	32	4	1	3	(79%)

Total Consoles	514	736	298	169	618	20%

PC	86	218	128	96	116	35%

Nintendo DS	14	55	27	25	47	236%
PSP	64	118	39	30	43	(33%)
Cellular Handsets	35	35	36	34	37	6%
Game Boy Advance	8	21	3	2	4	(50%)

Total Mobility	121	229	105	91	131	8%

Co-publishing and Distribution	39	49	45	39	32	(18%)

Subscription Services	15	24	24	23	23	53%
Licensing, Advertising & Other	9	25	13	13	16	78%

Total Internet Services, Licensing & Other	24	49	37	36	39	63%

Non-GAAP Net Revenue	784	1,281	613	431	936	19%

Change in Deferred Net Revenue (Packaged Goods and Digital Content) (a)
PlayStation 2				(8)	(131)
PLAYSTATION 3				(7)	(81)
Wii				—	(24)
PC				(7)	(37)
PSP				(9)	(22)
Cellular Handsets				(1)	—
Co-publishing and Distribution				—	1
Licensing, Advertising & Other				(4)	(2)

Change in Deferred Net Revenue (Packaged Goods and Digital Content) (a)				(36)	(296)

GAAP Net Revenue				395	640

PLATFORM NON-GAAP NET REVENUE MIX - as a % of Non-GAAP Net Revenue
Xbox 360	21%	13%	13%	11%	23%
PlayStation 2	35%	31%	19%	16%	22%
PLAYSTATION 3	—	3%	9%	5%	11%
Wii	—	2%	6%	7%	9%
Xbox	8%	5%	1%	1%	1%
Nintendo GameCube	2%	3%	1%	—	—

Total Consoles	66%	57%	49%	40%	66%

PC	11%	17%	21%	22%	12%

Nintendo DS	2%	4%	5%	6%	5%
PSP	8%	9%	6%	7%	5%
Cellular Handsets	4%	3%	6%	8%	4%
Game Boy Advance	1%	2%	—	—	—

Total Mobility	15%	18%	17%	21%	14%

Co-publishing and Distribution	5%	4%	7%	9%	4%

Subscription Services	2%	2%	4%	5%	2%
Licensing, Advertising & Other	1%	2%	2%	3%	2%

Total Internet Services, Licensing & Other	3%	4%	6%	8%	4%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)	Effective April 1, 2007, the Company began to exclude the impact of the change in deferred net revenue (packaged goods and digital content) in its fiscal 2008 non-GAAP financial measures.